   As filed with the Securities and Exchange Commission on September 13, 2001
                                                 Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                EDG CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

NEW YORK                                           13-3023098
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)


                               700 STEWART AVENUE
                           GARDEN CITY, NEW YORK 11530
                                 (516) 222-7749
          (Address of principal executive offices, including zip code)

                          2000 LONG-TERM INCENTIVE PLAN
                            (Full title of the plan)

                                JACK SCHWARTZBERG
                             CHIEF EXECUTIVE OFFICER
                                EDG CAPITAL, INC.
                               700 STEWART AVENUE
                           GARDEN CITY, NEW YORK 11530

                     (Name and address of agent for service)

                                 (516) 222-7749
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                              RALPH W. NORTON, ESQ.
                               DAVIS & GILBERT LLP
                                  1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 (212) 468-4800
                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
TITLE OF SECURITIES       AMOUNT TO BE       PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
 TO BE REGISTERED          REGISTERED            OFFERING           AGGREGATE OFFERING      REGISTRATION
                                             PRICE PER SHARE              PRICE                  FEE
------------------------------------------------------------------------------------------------------------------



  Common Stock issuable         (1)                  (1)               $1,400,887.00           $350.22
upon exercise of options
 granted and outstanding
 under the Registrant's
     2000 Long-Term
     Incentive Plan

  Common Stock issuable     319,983 shares       $2.425 (3)              $775,958.78           $193.99
upon exercise of options
that may be granted under
  the Registrant's 2000
   Long-Term Incentive
          Plan
------------------------------------------------------------------------------------------------------------------
           Total                                                                               $544.21
==================================================================================================================


(1) The exercise prices payable for the shares of common stock issuable upon exercise of outstanding options granted under the 2000 Long-Term Incentive Plan are as follows: $0.8065 (458,000 shares), $0.8872 (175,000 shares),
     $2.625 (30,000 shares), $3.00 (260,000 shares), and $3.50 (5,000 shares).

(2) The proposed maximum aggregate offering price is the sum of the exercise prices of the options granted and outstanding under the 2000 Long-Term Incentive Plan as of September 6, 2001, in accordance with Rule 457(h) under the Securities Act of 1933 (the "Securities Act").

(3) Represents the average of the high and low sales prices of our common stock on September 6, 2001, as reported on the OTCBB, pursuant to Rule 457(h) under the Securities Act.

In accordance with the provisions of Rule 462 promulgated under the Securities Act, this registration statement will become effective upon filing with the Securities and Exchange Commission.

In addition, pursuant to Rule 416 under the Securities Act, this registration statement also covers additional securities to be offered or issued in connection with terms that provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, dividends or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1. Plan Information

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants in the EDG Capital, Inc. 2000 Long-Term Incentive Plan (the "Plan"), as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Act"). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission"), such documents are not required to be filed with the Commission as part of this Registration Statement. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Act.


Item 2. Registrant Information and Employee Plan Annual Information

     Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in the Section 10(a) Prospectus), other documents required to be delivered to eligible employees pursuant to Rule 428(a) or additional information about the Plans are available without charge by contacting:

Jack Schwartzberg
Chief Executive Officer
EDG Capital, Inc.
700 Stewart Avenue
Garden City, New York 11530
(516) 222-7749

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     The following documents filed with the Commission are incorporated into this Registration Statement by reference:

     (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, filed with the Commission on April 2, 2001, as amended by Amendment No. 1 to Form 10-KSB on Form 10-KSB/A, filed with the Commission on May 21, 2001, and Amendment No. 2 to Form 10-KSB on Form 10-KSB/A, filed with the Commission on August 9, 2001;

     (b) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001, filed with the Commission on May 21, 2001, as amended by Amendment No. 1 to Form 10-QSB on Form 10-QSB/A, filed with the Commission on August 8, 2001;

     (c) The Registrant's Notification of Late Filing on Form 12b-25, filed May 15, 2001;

     (d) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001, filed with the Commission on August 14, 2001;

     (e) The Registrant's Current Report on Form 8-K filed with the Commission on July 12, 2001;

     (f) The Registrant's Current Report on Form 8-K filed with the Commission on June 6, 2001;

     (g) The Registrant's Current Report on Form 8-K filed with the Commission on May 14, 2001;

     (h) The Registrant's Current Report on Form 8-K filed with the Commission on May 14, 2001;

     (i) The Registrant's Current Report on Form 8-K filed with the Commission on February 15, 2001;

     (j) The Registrant's Current Report on Form 8-K filed with the Commission on January 19, 2001;

     (k) The Registrant's Current Report on Form 8-K filed with the Commission on January 17, 2001;

     (l) The description of the Registrant's common stock, par value $.001 per share, contained in the Registrant's Registration Statement on Form 8-A, filed with the Commission on May 19, 2000, including any amendments or reports filed for the purpose of updating such description;

     All reports and other documents filed by the Registrant pursuant to sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of each such report or other document.

Item 4. Description of Securities

     Not applicable.

Item 5. Interests of Named Experts and Counsel

     Not applicable.

Item 6. Indemnification of Directors and Officers

     Section 722 of the Business Corporation Law of New York grants each New York corporation the power to indemnify its officers, directors, employees and agents against liabilities arising out of any action or proceeding to which any of them is a party by reason of being such officer, director, employee or agent. Our certificate of incorporation and bylaws provide for the indemnification of our officers, directors, employees and agents to the fullest extent permitted by the Business Corporation Law of New York. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling EDG pursuant to the provisions of New York law and our certificate of incorporation and bylaws, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 7. Exemption from Registration Claimed

     Not applicable.

Item 8. Exhibits

4.1 The EDG Capital, Inc. 2000 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.9 to the Registrants Registration Statement on Form SB-2, filed February 7, 2001).

4.2      Form of Incentive Stock Option Agreement, filed herewith.

4.3      Form of Non-Incentive Stock Option Agreement, filed herewith.

4.4 The Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-18 (SEC File No. 33-37674-NY)).

4.5 By-Laws (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-18 (SEC File No. 33-37674-NY)).

4.6      Specimen Common Stock Certificate (incorporated by reference to Exhibit
         4.1 of the Registrant's Registration Statement on Form 8-A, filed May 19, 2000).

5.1      Opinion of Davis & Gilbert LLP, filed herewith.

23.1     Consent of Lazar Levine & Felix LLP, filed herewith.

23.2     Consent of Kurcias, Jaffe & Company, LLP, filed herewith.

23.3     Consent of Davis & Gilbert LLP (contained in the opinion filed as
         Exhibit 5).

24       Powers of Attorney (included on signature page).

--------------

Item 9. Undertakings

     (a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which it offers or sell securities, a post-effective amendment to this Registration Statement:

         (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

         (ii) to reflect in the prospectus any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

         (iii) to include any additional or changed material information with respect to the plan of distribution;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required in a post-effective amendment is incorporated by reference from periodic reports filed with the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act.

     (2) That, for the purpose of determining any liability under the Securities Act, the undersigned will treat each such post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering thereof.

     (3) To file a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the provisions described in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Garden City in the State of New York on September 13, 2001.

                                    EDG CAPITAL, INC.

                                    By /s/ Jack Schwartzberg
                                      ----------------------------------------
                                      Jack Schwartzberg, Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each whose signature appears below hereby severally constitutes and appoints Jack Schwartzberg and Shraga David Aranoff and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                        Date
---------                              -----                        ----

/S/ Jack Scwartzberg            Jack Schwartzberg             September 13, 2001
----------------------------      Chief Executive Officer,
                                  Chairman of the Board
                                  (Principal Executive
                                  Officer) and Director

/S/ Shraga David Aranoff          Shraga David Aranoff        September 13, 2001
----------------------------      Chief Operating Officer
                                  and Director

/S/ Harry Barnett                 Harry Barnett               September 12, 2001
----------------------------      Director

/S/ Stanley F. Barshay            Stanley F. Barshay          September 13, 2001
----------------------------      Director

/S/                               Jay M. Haft                 September 13, 2001
----------------------------      Director